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                          EXHIBIT 99.1

                    MITCHAM INDUSTRIES, INC.

                          P.O. BOX 1175
                   HUNSTVILLE, TEXAS 77342-1175

HOUSTON 713/353-4475                              HUNSTVILLE 409/291-2277
TELEX 910/880-1090                                       FAX 409/295-1922


                         NOTICE OF REDEMPTION          April 29,1996
            OF REDEEMABLE WARRANTS ISSUED JANUARY 4, 1995

To the holders of Warrants
of Mitcham Industries, Inc.:

  Mitcham Industries, Inc. (the "Company"), a Texas corporation, is calling for redemption on May 29, 1996 (the "Redemption Date") all of its outstanding redeemable warrants ("Warrants") at a price of $.05 per Warrant ("the "Redemption Price"), in accordance with Sections 8.5 and 8.6 of the Warrant Agreement, dated December 19, 1995, between the Company and North American Transfer Co. (the "Warrant Agent"). Each Warrant entitles the holder thereof to purchase one share of the Company's Common Stock at $3.50 per share.

  THE WARRANTS MUST BE EXERCISED BY 5:00 P.M., EASTERN STANDARD TIME, ON THE REDEMPTION DATE. AFTER THE REDEMPTION DATE, ALL RIGHTS OF THE HOLDERS OF WARRANTS SHALL CEASE, EXCEPT ONLY THE RIGHT TO RECEIVE THE REDEMPTION PRICE FOR EACH WARRANT. THE COMPANY INTENDS TO DEPOSIT WITH THE WARRANT AGENT BEFORE THE REDEMPTION DATE FUNDS IN THE AMOUNT OF THE AGGREGATE REDEMPTION PRICE OF THE OUTSTANDING WARRANTS.

  Warrants should be presented for exercise or redemption by delivery of the Warrant certificates to North American Transfer Co., 147 West Merrick Road, Freeport, New York, 11520, Attn: Mildred Rostolder, by using the enclosed Letter of Transmittal. If mail is used, registered or certified mail is suggested. Warrant holders choosing the exercise their Warrants must complete the subscription form on the reverse side thereof and include with the Warrant certificate and completed Letter of Transmittal. The shares issuable upon exercise of Warrants have been registered under the Securities Act of 1933, as amended. Holders of Warrants returning the Letter of Transmittal and Warrant certificates should allow adequate time for delivery, as any Letter of Transmittal and accompanying Warrant certificates received (not mailed) after the Redemption Date shall be redeemed. If you have any questions with respect to this redemption, please contact the Warrant Agent at the address provided above or by telephone at (516) 379-8501, Attn:
Mildred Rostolder. If you wish to receive a copy of the Company's preliminary prospectus dated April 17, 1995, please call Bob Rios at the Company at (409) 291-2277.

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April 29, 1996
Page 2

                                   Very truly yours,

                                   MITCHAM INDUSTRIES, INC.



                                   Billy F. Mitcham, Jr.
                                   President and Chief Executive Officer


Enclosure
Letter of Transmittal

                         LETTER OF TRANSMITTAL

                               TO TENDER

              REDEEMABLE WARRANTS, EACH TO PURCHASE ONE SHARE
                          OF COMMON STOCK OF
                       MITCHAM INDUSTRIES, INC.


                THE ABILITY TO EXERCISE YOUR WARRANTS
                      WILL EXPIRE AT 5:00 P.M.
                         NEW YORK, TIME ON
                           MAY 29, 1996


         For Mail or Hand Delivery to the Warrant Agent at:

                    North American Transfer Co.
                       147 West Merrick Road
                      Freeport, New York 11520
                      Attn: Mildred Rostolder

Ladies and Gentlemen:

     Attached hereto are the following redeemable warrants (the "Warrants"), each to purchase one share of Common Stock $.01 par value per share ("Common Stock") of Mitcham Industries, Inc. A Texas corporation (the "Company"), in the denominations set forth below. The undersigned has read the Notice of Redemption of the Warrants of the Company dated April 29, 1996 (the "Notice of Redemption") and hereby irrevocably constitutes and appoints North American Transfer Co. the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants to deliver the enclosed Warrants together with all accompanying evidences of transfer and authenticity in accordance with the action indicated below by the undersigned.
                               PLEASE FILL IN

- -------------------------------------------------------------------------------------------
                                                                         No. of Shares of
                                                                           Common Stock
 Name and Address of Registered Holder(s)      Warrant Certificate No.      purchasable
- -------------------------------------------------------------------------------------------

                                               --------------------------------------------

                                               --------------------------------------------

                                               --------------------------------------------

                                               --------------------------------------------

                                               --------------------------------------------
                                               Total Number of Warrants
- -------------------------------------------------------------------------------------------

Notes:    (1)  If the name and address as indicated hereon are not correct, please indicate any changes necessary.

          (2) If different warrants are registered in different names, it will be necessary to complete, sign and transmit as many separate Letters of Transmittal as there are different registrations of your Warrants.

THE ABOVE WARRANT CERTIFICATE(S) ARE SURRENDERED TO YOU FOR THE ACTION INDICATED
               BELOW (INDICATE CHOICE BY MARKING APPROPRIATE LINE)

_____     A.   EXERCISE of __________ (insert number) Warrants for shares of
               Common Stock of the Company, as described in the Notice of Redemption.

_____     B.   REDEMPTION of __________ (insert number) Warrants at the price of $0.05 per Warrant, as described in the Notice of Redemption.

     IF NO CHOICE IS INDICATED AND THE EXERCISE PRICE FOR THE WARRANTS IS NOT TRANSMITTED HEREWITH, THE ABOVE WARRANTS ARE SURRENDERED FOR REDEMPTION. HOLDERS DESIRING TO EXERCISE WARRANTS MUST COMPLETE AND EXECUTE THE SUBSCRIPTION FORM ON THE REVERSE SIDE THEREOF AND INCLUDE WITH THIS LETTER OF TRANSMITTAL AND THE WARRANT CERTIFICATE (WITH THE SUBSCRIPTION FORM DULY COMPLETED) A CERTIFIED OR CASHIER'S CHECK MADE PAYABLE TO MITCHAM INDUSTRIES, INC. IN PAYMENT OF THE AGGREGATE EXERCISE PRICE.

     THIS LETTER OF TRANSMITTAL AND THE WARRANTS MUST BE RECEIVED BY THE WARRANT AGENT AT THE LOCATION APPEARING ABOVE BEFORE THE CLOSE OF BUSINESS (5:00 P.M., EASTERN STANDARD TIME) ON MAY 29, 1996.

     Unless otherwise indicated herein under Special Payment Instructions, please issue and deliver the check for the redemption proceeds of any Warrants and/or the certificates for the Common Stock for which Warrants are exercised in the name of the undersigned. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail the check for the redemption proceeds of any Warrants and/or the certificates for the Common Stock for which Warrants are exercised to the undersigned at the address appearing below the undersigned's signature. In the event that the Special Payment Instructions and/or the Special Delivery Instructions are completed, please issue the check for the redemption proceeds of any Warrants and/or the certificates for the Common Stock for which Warrants are exercised and deliver said check and/or certificates to, the person or persons so indicated.

             SPECIAL PAYMENT INSTRUCTIONS

          To be completed ONLY if a check for the
redemption proceeds of any Warrants and/or certificates for the Common Stock for which Warrants are exercised are to be issued in the name of someone other than the undersigned. (See Instructions)


Issue check or
certificates to:

Name. . . . . . . . . . . . . . . . . . . . . . . . . . .
                     Please Print

Address . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Include Zip code)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          (Tax Identification or Social Security No.)

           SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if a check for the
redemption proceeds of any Warrants and/or certificates for the Common Stock for which Warrants are exercised are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing below the undersigned's signature.

Mail check or
certificates to:

Name. . . . . . . . . . . . . . . . . . . . . . . . . . .
                    Please Print

Address . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Include Zip Code)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      (Tax Identification or Social Security No.)

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                           SIGN HERE

          . . . . . . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . .
              Signature of Holder(s) or Authorized Agent(s)

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on the register for the Warrants or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or others acting in a fiduciary capacity, please set forth full title.
          See Instructions.)

          Dated: . . . . . . . . . . . . . . . . . . . , 1994

          Name(s):  . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . .
                              (Please Print)

          Capacity: . . . . . . . . . . . . . . . . . . . . .

          Address:  . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . .

          Telephone Number: . . . . . . . . . . . . . . . . .
                                (include area code)

          Taxpayer identification
          number or social security
          number: . . . . . . . . . . . . . . . . . . . . . .


 PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS ON THE FOLLOWING PAGE

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                          INSTRUCTIONS


1. If Warrants are surrendered for exercise, the Warrants must be returned with Subscription Form on the reverse side thereof completed and executed; the signature(s) of the registered holder(s) of the Warrants must be guaranteed by a bank, savings institution or trust company having membership in an approved signature guarantee medallion program; and any applicable transfer taxes must be paid.

2. If Warrants are surrendered for exercise or redemption with instructions to issue Common Stock or check(s) for redemption proceeds, respectively, in the name(s) of any persons(s) other than the registered holder(s) of the Warrants, the Warrants must be returned with the Form of Assignment on the reverse side thereof completed and executed by the registered holder(s) of the Warrants; the signature(s) of the registered holder(s) must be guaranteed by a bank, savings institution or trust company having membership in an approved signature guarantee medallion program; and any applicable transfer taxes must be paid.

3. In all cases where an instrument of transfer or this Letter of Transmittal is executed by an officer of a corporation, an attorney, trustee, executor, administrator, guardian, or other fiduciary, the person so executing must give his full title in such capacity. Proper evidence of such person's authority to act in such capacity and to make such transfer or conversion must accompany the Warrants.

4. In the case of Warrant exercises, no fractional shares or scrip representing fractional shares will be issued; instead, a check will be issued in payment of a cash adjustment in respect of a fractional share interest, if any.


                                ---------------

     The delivery of the Warrants to North American Transfer Co. is at the risk of the holder. If mail is used, registered or certified mail is suggested.